Exhibit 99.1

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of May 23, 2017, by and among LENDINGTREE, LLC, a Delaware limited liability company (the “Borrower”), LENDINGTREE, INC., a Delaware corporation (“Parent”), the other Loan Parties (as defined in the Credit Agreement referred to below), the Lenders (as defined below) party hereto, and SUNTRUST BANK, as the administrative agent for itself and on behalf of the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the Borrower, Parent, the financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent have executed and delivered that certain Credit Agreement dated as of October 22, 2015, as amended by that certain First Amendment to Credit Agreement, dated as of February 25, 2016 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to such amendments, in each case subject to the terms and conditions hereof.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the parties hereto hereby covenants and agrees as follows:
SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to Credit Agreement.

(a) Amendments to Section 1.1. Section 1.1 of the Credit Agreement is amended by adding the following definitions thereto in appropriate alphabetical order:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Permitted Bond Hedge Transaction” shall mean any call or capped call option (or substantively equivalent derivative transaction) relating to the Parent’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent) purchased by the Parent in connection with the issuance of the Specified Convertible Indebtedness and settled in common stock of the Parent (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Parent’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Parent.
“Permitted Specified Real Estate Finance Transaction” shall mean any Specified Real Estate Finance Transaction that satisfies the following conditions:
(i) the principal amount of Indebtedness of the Parent or any of its Subsidiaries incurred in connection with any Specified Real Estate Finance Transaction, when combined with all other Indebtedness incurred under any other Specified Real Estate Finance Transaction, shall not exceed $45,000,000 in the aggregate, of which an aggregate principal amount of no more than (a) $20,000,000 for all such Specified Real Estate Finance Transactions shall be used to finance all or a portion of the purchase price of the Specified Real Estate and (b) $25,000,000 for all such Specified Real Estate Finance Transactions shall be used to finance post-acquisition improvements to the Specified Real Estate, related equipment, and Hedging Obligations;

(ii) the Liens granted by Parent or any of its Subsidiaries in connection with the Specified Real Estate Finance Transaction shall (a) secure only the Indebtedness described in the foregoing clause (i), including, without limitation, all principal, interest, indemnity, cost and expense reimbursements, and any other payment obligations owed in connection therewith and (b) not extend to any assets other than the Specified Real Estate and related improvements, easements, fixtures, leases and rents, other customary related assets, and proceeds thereof;

(iii) before and after giving effect to the Specified Real Estate Finance Transaction, (a) no Default or Event of Default shall exist and (b) all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects);

(iv) after giving effect to the Specified Real Estate Finance Transaction (including, without limitation, all Indebtedness incurred or to be incurred in connection therewith), the Parent shall be in compliance with the financial covenants set forth in Article VI hereof, calculated on a Pro Forma Basis as of the last day of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered pursuant to Sections 5.1(a) or (b) hereof;

(v) at least three (3) business days (or such shorter timeframe as may be agreed in writing by the Administrative Agent) prior to the date of the consummation of the Specified Real Estate Finance Transaction, the Parent shall have delivered to the Administrative Agent draft copies of all financing agreements, construction loan agreements, mortgages or deeds of trust, and all related material transaction documents for the Specified Real Estate Finance Transaction, together with all schedules thereto (all of which shall be in form and substance reasonably satisfactory to the Administrative Agent), followed by any materially different drafts of such documents promptly as the same are available to the Borrower and fully executed copies thereof within five (5) Business Days (or such other timeframe as may be agreed in writing by the Administrative Agent) after the consummation of the Specified Real Estate Finance Transaction;

(vi) the Parent shall have delivered to the Administrative Agent a certificate, which shall be in form and substance reasonably satisfactory to the Administrative Agent, executed by a Responsible Officer certifying that each of the conditions set forth above has been satisfied, including, without limitation, calculations evidencing the condition in clause (iv) above.

“Permitted Warrant Transaction” shall mean any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Parent’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent) sold by the Parent substantially concurrently with any purchase by the Parent of the Permitted Bond Hedge Transaction and settled in common stock of the Parent (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Parent’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Parent.

“Specified Convertible Indebtedness” shall mean the senior, unsecured Indebtedness of the Parent, expected to be issued by the Parent in the second calendar quarter of 2017 in an aggregate amount not to exceed $300,000,000 (inclusive of any additional Indebtedness issued by the Parent pursuant to any option to purchase any additional Indebtedness granted to the initial purchasers of such Indebtedness) that is convertible into shares of common stock of the Parent (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent), cash or a combination thereof (such amount of cash determined by reference to the price of the Parent’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Parent.
“Specified Real Estate” shall mean certain office buildings located at 2100 and 2115 Rexford Road, Charlotte, NC, which were purchased by Rexford Office Holdings, LLC, a Subsidiary of the Borrower, on or about December 28, 2016 and which are intended to be used as office space by the Parent and its Subsidiaries.
“Specified Real Estate Finance Transaction” shall mean one or more secured real estate financing facilities separate from this Agreement and the Obligations made for the purpose of financing or refinancing the Specified Real Estate.
“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b) Amendment to Definition of “Restricted Payment”. Section 1.1 of the Credit Agreement is amended by amending and restating the following definition:

“Restricted Payment” shall mean, for any Person, any dividend or distribution on any class of its     Capital Stock, or any payment on account of, or set apart assets for a sinking or other analogous fund for,     the purchase, redemption, retirement, defeasance or other acquisition of any shares of its Capital Stock, any     Indebtedness subordinated to the Obligations or any Guarantee thereof or any options, warrants or other     rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding, any     management or similar fees, or any payments in cash (including, without limitation, any premiums paid) in     respect of the Permitted Bond Hedge Transaction or the Permitted Warrant Transaction.
(c) Amendment to Definition of “Indebtedness”. The definition of “Indebtedness” in Section 1.1 of the Credit Agreement is amended by adding the following at the end of such definition:

For the avoidance of doubt, the obligations of the Parent under the Permitted Warrant Transaction shall not constitute Indebtedness.
(d) Amendments to Section 6.1. Section 6.1 of the Credit Agreement is amended and restated in its entirety so that it reads as follows:

Section 6.1    Consolidated Leverage Ratio. Parent and the Borrower shall not permit the Consolidated Leverage Ratio as of the end of any Fiscal Quarter to be greater than (a) for each Fiscal Quarter ending on or prior to December 31, 2018, 4.00 to 1.00 and (b) for each Fiscal Quarter ending thereafter, 3.50 to 1.00.
(e) Amendments to Section 7.1. Section 7.1 of the Credit Agreement is amended by (i) deleting “and” at the end of clause (r) thereof, (ii) replacing “.” with “; and” at the end of clause (s) thereof, and (iii) inserting the following new clause (t) immediately after clause (s) thereof:

(t)    Indebtedness incurred in connection with the Permitted Specified Real Estate Finance Transaction.
(f) Amendments to Section 7.2. Section 7.2 of the Credit Agreement is amended by (i) deleting “and” at the end of clause (m) thereof, (ii) replacing “.” with “; and” at the end of clause (n) thereof, and (iii) inserting the following new clause (o) immediately after clause (n) thereof:

(o)    Liens to secure Indebtedness incurred in connection with the Permitted Specified Real Estate Finance Transaction.

(g) Amendments to Section 7.4. Section 7.4 of the Credit Agreement is amended by (i) deleting “and” at the end of clause (n) thereof, (ii) replacing “.” with “; and” at the end of clause (o) thereof, and (iii) inserting the following new clause (p) immediately after clause (o) thereof:

(p)    the purchase of the Permitted Bond Hedge Transaction by the Parent and the performance of its obligations thereunder.
(h) Amendments to Section 7.5. Section 7.5 of the Credit Agreement is amended by (i) replacing “.” with “;” at the end of clause (f) thereof and (ii) inserting the following new clauses (g), (h) and (i) immediately after clause (f) thereof:

(g)    the Parent may make any payments and/or deliveries required by the terms of, and otherwise perform its obligations under, the Specified Convertible Indebtedness (including, without limitation, making payments of interest and principal thereon, making payments due upon required repurchase thereof and/or making payments and deliveries due upon conversion thereof);
(h)     the Parent may pay the premium in respect of, and otherwise perform its obligations under, the Permitted Bond Hedge Transaction; and
(i)     the Parent may make any payments and/or deliveries required by the terms of, and otherwise perform its obligations under, the Permitted Warrant Transaction (including, without limitation, making payments and/or deliveries due upon exercise and settlement or termination thereof).
(i) Amendments to Section 7.6. Section 7.6 of the Credit Agreement is amended by (i) deleting “or” at the end of clause (g) thereof, (ii) replacing “.” with “; or” at the end of clause (i) thereof, and (iii) inserting the following new clause (j) immediately after clause (i) thereof:

(j)    the unwinding or termination of the Permitted Bond Hedge Transaction by the Parent and the performance of its obligations thereunder.
(j) Amendments to Section 7.10. Section 7.10 of the Credit Agreement is amended and restated in its entirety so that it reads as follows:

Section 7.10    Hedging Transactions. Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, enter into any Hedging Transaction, other than (x) Hedging Transactions entered into by Parent or any of its Subsidiaries in the ordinary course of business to hedge or mitigate risks to which Parent or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities, (y) the Permitted Bond Hedge Transaction or (z) the Permitted Warrant Transaction. Solely for the avoidance of doubt, Parent and the Borrower acknowledge that a Hedging Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Transaction under which Parent or any of its Subsidiaries is or may become obliged to make any payment (i) in connection with the purchase by any third party of any Capital Stock or any Indebtedness or (ii) as a result of changes in the market value of any Capital Stock or any Indebtedness) is not a Hedging Transaction entered into in the ordinary course of business to hedge or mitigate risks.
(k) Amendments to Section 8.1(g). Section 8.1(g) of the Credit Agreement is amended and restated in its entirety so that it reads as follows:

(g)    (i) Parent or any of its Subsidiaries (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of, or premium or interest on, any Material Indebtedness (other than any Hedging Obligation) that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing or governing such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any Material Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness (other than (x) any event that permits holders of the Specified Convertible Indebtedness to convert such Indebtedness or (y) the conversion of the Specified Convertible Indebtedness, in either case, into common stock of the Parent (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent), cash or a combination thereof); or any Material Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof (other than (x) any event that permits holders of the Specified Convertible Indebtedness to convert such Indebtedness or (y) the conversion of the Specified Convertible Indebtedness, in either case, into common stock of the Parent (or other securities or property following a merger event, reclassification or other change of the common stock of the Parent), cash or a combination thereof) or (ii) there occurs under any Hedging Transaction an Early Termination Date (as defined in such Hedge Transaction) resulting from (A) any event of default under such Hedging Transaction as to which Parent or any of its Subsidiaries is the Defaulting Party (as defined in such Hedging Transaction) and the Hedge Termination Value owed by Parent or such Subsidiary as a result thereof is greater than the Threshold Amount or (B) any Termination Event (as so defined) under such Hedging Transaction as to which Parent or any Subsidiary is an Affected Party (as so defined) and the Hedge Termination Value owed by Parent or such Subsidiary as a result thereof is greater than the Threshold Amount and is not paid; or
(l) Amendments to Article 10. Article 10 of the Credit Agreement is amended by inserting the following new Section 10.17 after Section 10.16 thereof:

Section 10.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA     Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
SECTION 3. Conditions Precedent. This Agreement shall become effective only upon satisfaction or waiver of the following conditions precedent except as otherwise agreed between the Borrower, Parent, and the Administrative Agent:

(a) the Administrative Agent’s receipt of this Agreement duly executed by each of (i) the Loan Parties, (ii) the Required Lenders, and (iii) the Administrative Agent; and

(b) the Borrower shall have paid all fees, costs and expenses owed by the Borrower to the Administrative Agent or any of its Affiliates, without limitation, reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 4. Miscellaneous Terms.

(a) Loan Document. For avoidance of doubt, the Loan Parties, the Lenders party hereto, and the Administrative Agent each hereby acknowledges and agrees that this Agreement is a Loan Document.

(b) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties.

(c) No Novation or Mutual Departure. The Loan Parties expressly acknowledge and agree that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above and (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or any Lender’s right to demand payment of liabilities owing from any Loan Party to the Administrative Agent or the Lender under, or to demand strict performance of the terms, provisions, and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d) Ratification. Each Loan Party hereby (i) restates, ratifies, and reaffirms all of its obligations and covenants set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

(e) No Default. To induce Lenders to enter into this Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of Borrower or arising out of or with respect to any of the Loans or other obligations of Borrower owed to Lenders under the Credit Agreement or any other Loan Document.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

(g) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.

(h) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

(i) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(j) Further Assurances. The Loan Parties agree to take, at the Loan Parties’ expense, such further actions as the Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(k) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(l) Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(m) Reaffirmation. Each Guarantor (i) consents to the execution and delivery of this Agreement, (ii) reaffirms all of its obligations and covenants under the Loan Documents to which it is a party, and (iii) agrees that none of its respective obligations and covenants shall be reduced or limited by the execution and delivery of this Agreement.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.
BORROWER:

LENDINGTREE, LLC

By: /s/ Gabriel Dalporto
Name: Gabriel Dalporto
Title: Chief Financial Officer

PARENT AND GUARANTOR:

LENDINGTREE, INC.

By: /s/ Gabriel Dalporto
Name: Gabriel Dalporto
Title: Chief Financial Officer

GUARANTORS:

HOME LOAN CENTER, INC.

By: /s/ Gabriel Dalporto
Name: Gabriel Dalporto
Title: Treasurer

TREE.COM BU HOLDING COMPANY, INC.

By: /s/ Gabriel Dalporto
Name: Gabriel Dalporto
Title: Treasurer

DEGREETREE, INC. (for itself and as successor to Tree Home Services, Inc.)

By: /s/ Gabriel Dalporto
Name: Gabriel Dalporto
Title: Treasurer

ADMINISTRATIVE AGENT AND LENDERS:

SUNTRUST BANK, as the Administrative Agent and a Lender

By: /s/ Cynthia W. Burton
Name: Cynthia W. Burton
Title: Director

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Charles R. Dickerson
Name: Charles R. Dickerson
Title: SVP

ROYAL BANK OF CANADA,
as a Lender

By: /s/ J. Christian Gutierrez
Name: J. Christian Gutierrez
Title: Authorized Signatory

FIFTH THIRD BANK,
as a Lender

By: /s/ Jodie R. Ayres
Name: Jodie R. Ayres
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Justin Burton
Name: Justin Burton
Title: Vice President